                                                                   EXHIBIT 23.4

                         CONSENT OF FINANCIAL ADVISOR

  We consent to the reference to our firm under the caption "Opinion of JMCG's Financial Advisor" in the Registration Statement on Form S-4 and related Proxy Statement/Prospectus of JMC Group Inc. and to the inclusion of our opinion letter dated May 20, 1996, as Appendix C therein.

                                          J.C. Bradford & Co., L.L.C.

June 3, 1996